Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
GOODWILL

(in millions)	2017	2016
Balance, beginning of year	$12,364	$4,173
Acquisition of ITC (Note 25)	(6)	8,106
Acquisition of Aitken Creek (Note 25)	—	27
Foreign currency translation impacts	(714)	58
Balance, end of year	$11,644	$12,364

Goodwill associated with the acquisitions of ITC, UNS Energy, Central Hudson, Caribbean Utilities and Fortis Turks and Caicos is denominated in US dollars, as the functional currency of these companies is the US dollar. Foreign currency translation impacts are the result of the translation of US dollar-denominated goodwill and the impact of the movement of the Canadian dollar relative to the US dollar.

In September 2017 the Turks and Caicos Islands were struck by Hurricane Irma, resulting in significant damage to Fortis Turks and Caicos' transmission and distribution systems. The Turks and Caicos Islands are still in the process of recovering from the hurricane impact but are resuming normal business operations. The annual goodwill impairment test performed at October 1, 2017 included an assessment of the impact of Hurricane Irma and has concluded that there is no impairment to goodwill.

In December 2017 U.S. Tax Reform was enacted into law, passing significant changes to tax legislation in the United States. The goodwill impairment test considered the impact of U.S. Tax Reform and has confirmed that there is no impairment to goodwill.

There were no other events or circumstances in 2017 which required the Corporation to perform an impairment test of goodwill.